UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED
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National Atlantic Holdings Corporation

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NATIONAL ATLANTIC HOLDINGS CORPORATION
4 Paragon Way
Freehold, New Jersey 07728
(732) 665-1100
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 19, 2005
To the Shareholders of National Atlantic Holdings Corporation:
      You are cordially invited to attend the 2005 Annual Meeting of Shareholders of National Atlantic Holdings Corporation (the “Company” or “NAHC”), which will be held at 9:30 a.m. on Monday, September 19, 2005, at the Hilton Woodbridge, located at 120 Wood Avenue South, Iselin, New Jersey. The business to be conducted at the meeting includes:

1.	Electing two Class I directors for a term of three years each and one Class II director for a term of two years;

2.	Ratifying the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2005 fiscal year;

3.	Approving an amendment to the Company’s Nonstatutory Stock Option Plan;

4.	Approving an amendment to certain stock options granted in 1995 to extend the exercise period until December 31, 2005;

5.	Approving a grant of stock options to the estate of Mr. Frank Campion, the Former Vice Chairman and President of our subsidiary, Proformance Insurance Company; and

6.	Transact any other business that may properly come before this meeting.
      If you owned NAHC common stock at the close of business on July 31, 2005, you may attend and vote at the meeting. If you cannot attend the meeting, you may vote by mailing the proxy card in the enclosed postage-paid envelope. Any stockholder attending the meeting may vote in person, even if you have already returned a proxy card.
      Enclosed are a Proxy Statement, a form of proxy and an addressed return envelope. ALL STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO BE PRESENT AT THE MEETING, ARE REQUESTED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Stockholders who attend the meeting may, if they desire, revoke their proxies and vote in person.
Mailing of this Proxy Statement and the accompanying form of proxy to National Atlantic Holdings Corporation shareholders began on August 22, 2005.

By order of the Board of Directors,

Cynthia L. Codella
Secretary
Dated: August 22, 2005

NATIONAL ATLANTIC HOLDINGS CORPORATION
4 Paragon Way
Freehold, New Jersey 07728
August 22, 2005
Dear Shareholder:
      You are cordially invited to attend the 2005 Annual Meeting of Shareholders of National Atlantic Holdings Corporation, which will be held on Monday, September 19, 2005, at 9:30 a.m., at the Hilton Woodbridge located at 120 Wood Avenue South, Iselin, New Jersey.
      The principal business of the meeting will be (i) to elect two Class I directors to serve for a three-year term each and one Class II director for a term of two years or until their successors are duly elected and qualified; (ii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm; (iii) to approve an amendment to the Company’s Nonstatutory Stock Option Plan; (iv) to approve an amendment to certain stock options granted in 1995 to extend the exercise period until December 31, 2005; (v) to approve a grant of stock options to the estate of Mr. Frank Campion, the Former Vice Chairman and President of Proformance; and (vi) to transact any other business that may properly come before the meeting or any postponement or adjournment thereof.
      Whether you plan to attend the Annual Meeting or not, please complete, sign, date and return the enclosed proxy card in the postage prepaid envelope provided so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.
      If you are unable to attend the Annual Meeting in person, you may listen through the web or by telephone. To listen to the live webcast, go to the Investor Relations section at NAHC’s Web site at http://www.national-atlantic.com at least 15 minutes prior to the event to register and download any necessary software. To listen by telephone, please call (866) 202-3109 (international callers should dial (617) 213-8844). The webcast will include an audio transmission of the proceeding and slides used in speaker presentations. The webcast will begin at 9:30 a.m. and will remain on the Company Web site for 1 year. You cannot record your vote on this Web site or at this telephone number.
      For your benefit, enclosed is a copy of our prospectus dated April 20, 2005 forming a part of our Registration Statement on Form S-1 (Reg. No. 333-117804) filed with the Securities and Exchange Commission, as well as our quarterly reports for the quarters ended March 31, 2005 and June 30, 2005. Thank you for your continued interest in NAHC.

Sincerely yours,

James V. Gorman
Chairman and Chief Executive Officer

Page

About the Annual Meeting	1
Introduction	3
Proposal 1 — Election of Directors	3
Information Regarding Nominees and Directors	3
Information Regarding Executive Officers	4
Information Regarding the Board of Directors	5
Security Ownership of Certain Beneficial Owners and Management	9
Information Regarding Nondirector Executive Officers	11
Section 16(a) Beneficial Ownership Reporting Compliance	11
Report of the Compensation Committee	13
Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm	18
Change of Independent Registered Public Accounting Firm	19
Independent Registered Public Accounting Firm Fees	19
Services Provided by the Independent Registered Public Accounting Firm	20
Proposal 3 — Amendment to the Company’s Nonstatutory Stock Option Plan	22
Proposal 4 — Amendment to Certain Stock Options Granted in 1995 to Extend the Exercise Period until December 31, 2005	22
Proposal 5 — Approval of the Grant of Stock Options to the Estate of the Company’s Former Vice Chairman and Former President of Proformance Insurance Company	26
Additional Information	27
Shareholder Proposals to be Presented at the 2006 Annual Meeting Of Shareholders	27
Cost of Solicitation	27

i

About the Annual Meeting

Q:	Who is soliciting my vote?

A:	The board of directors of National Atlantic Holdings Corporation is soliciting your vote for the 2005 Annual Meeting of Shareholders.

Q:	Who is entitled to vote?

A:	Shareholders of record at the close of business on July 31, 2005 may vote.

Q:	How many votes do I have?

A:	You have one vote for each share of common stock you owned on July 31, 2005.

Q:	How many votes can be cast by all shareholders?

A:	There were 10,926,990 shares of common stock outstanding that can be voted as of the close of business on July 31, 2005.

Q:	How many shares must be represented to hold the meeting?

A:	A majority of the outstanding shares, or 5,463,496, must be represented to hold the meeting. Shares are counted as present at the meeting if the shareholder: (1) is present and votes in person at the meeting; or (2) has properly submitted a proxy card. Proxies marked as abstentions, withhold or as broker non-votes will be treated as shares present for purposes of determining whether a quorum is present. If a quorum is not present, the chairman of the meeting or the holders of a majority of the stock present or represented at the meeting may adjourn the meeting until a quorum is present.

Q:	How many votes are needed to elect directors and to approve the proposals?

A:	Directors are elected by a plurality of the votes cast. The other proposals will be approved if the votes cast in favor exceed the votes cast against the matter.

Q:	How do I vote?

A:	You may vote either in person at the annual meeting or by proxy, whether or not you attend the meeting. If you hold your National Atlantic Holdings Corporation common stock certificates directly in your name, you may vote by:

Mail — Please complete, sign and return the accompanying proxy in the enclosed postage-paid envelope. We must receive it before the polls close at the annual meeting.

If your shares of National Atlantic Holdings Corporation common stock are registered in the name of a bank, broker or other nominee, you must vote your shares using the method(s) available through that organization.

Q:	Can I change my vote or revoke my proxy?

A:	Yes. Just send in a new signed proxy card with a later date or send a written notice of revocation to the secretary of National Atlantic Holdings Corporation. If you attend the annual meeting and want to vote in person, you can request a ballot and direct that your previously submitted proxy not be used. Otherwise, your attendance itself does not constitute a revocation of your previously submitted proxy.

Q:	What if I vote “abstain?”

A:	A vote to abstain has no effect on the votes required to elect directors or to approve the other proposals.

Q:	Can my shares be voted if I do not return my proxy and do not attend the annual meeting?

A:	If your shares are registered in your name, the answer is no. If you do not vote shares registered in the name of a bank, broker or other nominee, Nasdaq rules provide that the broker can vote your shares as the broker wishes for the election of directors and ratification of the independent registered public accounting firm but not for certain other matters. Brokers may not use their discretionary voting powers for Proposals 3, 4 or 5. A broker non-vote is counted as a vote to abstain.

Q:	How are the votes counted?

A:	Votes cast by proxy are tabulated prior to the meeting by the holders of the proxies. Inspectors of election appointed at the meeting count the votes and announce the results. The proxy agent reserves the right not to vote any proxies that are altered in a manner not intended by the instructions contained in the proxy.

Q:	Could other matters be decided at the meeting?

A:	We do not know of any other matters that will be considered at the annual meeting. For any matters that do properly come before the meeting, your shares will be voted at the discretion of the proxy holder.

Q:	Who can attend the meeting?

A:	The meeting is open to all interested parties.

Q:	Can I listen to the meeting if I cannot attend in person?

A:	If you have access to the Internet or telephone, you can listen to a live webcast of the meeting. To listen to the live webcast, go to the Investor Relations section at NAHC’s Web site at http://www.national-atlantic.com at least 15 minutes prior to the event to register and download any necessary software. To listen by telephone, please call (866) 202-3109 (international callers should dial (617) 213-8844). The webcast will include an audio transmission of the proceeding and slides used in speaker presentations. The webcast will begin at 9:30 a.m. and will remain on the Company Web site for 1 year. You cannot record your vote on this Web site or at this telephone number.

Introduction
      Our prospectus dated April 20, 2005 forming a part of our Registration Statement on Form S-1 (Reg. No. 333-117804) and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005 have been included in the distribution with this Proxy Statement. We urge you to read them carefully to learn more about our performance. These documents also are available on the Investor Relations page of http://www.national-atlantic.com.
The Company
      National Atlantic Holdings Corporation (the “Company” or “NAHC”) was formed in 1994. Through our insurance subsidiary, Proformance Insurance Company (“Proformance”), we are a provider of personal lines property and casualty insurance, predominantly automobile insurance, in the State of New Jersey. We distribute our products exclusively through licensed independent agents, many of whom have an equity participation in our common stock and are referred to as “partner agents.”
Proposal 1 — Election of Directors
      The board of directors consists of 7 directors divided into three classes, and each year the directors in one class are elected to serve terms of three years each. This means that shareholders generally elect one-third of the members of the board of directors annually. The term of office of the two Class I directors and the Class III director expires as of the Annual Meeting of Shareholders.
      The board of directors recommends a vote FOR Mr. Steven V. Stallone and Mr. Thomas J. Sharkey, Sr. as Class I directors to hold office until the 2008 Annual Meeting of Shareholders and until their successors are elected.
      The board of directors recommends a vote FOR Dr. Martin Krupnick, Psy.D. as a Class III director to hold office until the 2007 Annual Meeting of Shareholders and until his successor is elected.
      We do not know of any reason that any of the nominees for director would not accept the nomination, and it is intended that votes will be cast to elect three nominees as directors. In the event, however, that any nominee should refuse or be unable to accept the nomination, the people acting under the proxies intend to vote for the election of such person or people as the board of directors may recommend.
Information Regarding Nominees and Directors
      For each nominee for election to the office of director and each current director whose term does not expire at this time, listed below are principal business positions held currently and over the past five years.
Nominees for Directors For Terms Ending in 2005

Thomas J. Sharkey, Sr. (72)	Mr. Sharkey has served as a director of each of NAHC and Proformance since 2003 and 2001, respectively. Since 2000, Mr. Sharkey has served as the Chairman of Fleet Insurance Services, a full service brokerage based in Summit, New Jersey. From 1990 to 2000, Mr. Sharkey was a principal of Meeker, Sharkey Financial Services. Mr. Sharkey holds the Chartered Life Underwriter (CLU) designation.

Steven V. Stallone (43)	Mr. Stallone has served as a director of each of NAHC and Proformance since 1994. Since 1993, Mr. Stallone has served as Vice President in the private client group for the Bank/ Trust Market for BlackRock Capital Management Corporation, an Investment Management firm. From 1988 to 1993, Mr. Stallone was Assistant Vice President and Manager of Conestoga Mutual Funds for Meridian Bancorp. From 1987 to 1988, he was the Treasurer’s Compliance Coordinator for the Chubb Corporation. Mr. Stallone holds Series 7 and 63 Securities Licenses.

Martin I. Krupnick, Psy.D. (56)	Dr. Krupnick has served as director of NAHC since June 13, 2005. Since 1986 and 2004, respectively, Dr. Krupnick has served as Executive Director, President and Chief Executive Officer of IEP Youth Services, Inc. and Chairman of Friends of Monmouth County Child Advocacy Center, Inc., which are non-profit organizations in Monmouth County, New Jersey providing human services to childhood victims of sexual or drug abuse. Dr. Krupnick is a licensed psychologist in New Jersey and has practiced since 1983.
Continuing Directors Whose Terms Expire 2006

Peter A. Cappello, Jr. (52)	Mr. Cappello has served as a director of NAHC since 1994. Mr. Cappello was elected Chief Financial Officer of Proformance in July 2002. From 2001 to 2002, Mr. Cappello served as a salesman for R&R Marketing, L.L.C. Mr. Cappello served as Senior Vice President, Senior Loan Officer and director of First State Bank from 1977 to 2000. Mr. Cappello served as a commercial loan officer for SI Bank and Trust from 2000 to 2001. He has managed independent agent and premium finance programs for insurance agencies located throughout New Jersey.

Candace L. Straight (57)	Ms. Straight has served as a director of NAHC since September 2004 and as a director of Proformance since March 2004. Since 1997, Ms. Straight has served as a self-employed investment banking consultant specializing in the insurance industry. From 1987 to 1996, Ms. Straight served as a principal of Head & Company, a merchant banking firm specializing in the insurance industry, in New York, New York. Ms. Straight currently serves as a director of Neuberger and Berman Mutual Funds and PW Acquisition Co.

Continuing Directors Whose Terms Expire 2007

James V. Gorman (54)	Mr. Gorman was elected Chairman of the board of directors of each of NAHC and Proformance in 1994. Since 1994, Mr. Gorman has served as Chief Executive Officer of each of NAHC and Proformance. From 1987 to 1993, Mr. Gorman served as President and Chief Executive Officer of Home State Insurance Company, as well as Chairman and/or President of two affiliated insurance companies, Quaker City Insurance Company and New York Merchant Bankers Mutual Fire Insurance Company. From 1986 to 1987, Mr. Gorman served as Vice President of Marketing for the Personal Insurance Division of the Reliance Insurance Company. From 1984 to 1985, Mr. Gorman was Director of the Market Development Group for Colonial Penn Group. From 1982 to 1984, Mr. Gorman was Manager of Product and Market Development for Continental Insurance Company. From 1974 to 1982, he served in various management capacities with Kemper Insurance Companies. Mr. Gorman has worked in the insurance industry in excess of 30 years. Mr. Gorman was awarded the Distinguished Insurance Award for 1994-1995 by the Professional Insurance Agents of New Jersey.

Thomas M. Mulhare (57)	Mr. Mulhare has served as a director of NAHC since June 2004. Since April 2003, Mr. Mulhare has been an officer/audit partner in charge of the insurance industry services at Amper, Politziner & Mattia, an accounting and consulting firm in Edison, New Jersey. From May 2002 to January 2003, Mr. Mulhare served as a Managing Director of Navigant Consulting. Prior to that time, for over 30 years, Mr. Mulhare was a partner at Arthur Andersen, LLP. Mr. Mulhare is a CPA licensed in New Jersey.
Information Regarding Executive Officers

Bruce C. Bassman (56)	Mr. Bassman has served as Senior Vice President and Chief Actuarial Officer of NAHC since September 2004. From April 2002 to August 2004, Mr. Bassman was Executive Vice President and Chief Actuary for Gulf Insurance Group. From 1986 to 1989, Mr. Bassman was a consultant Principal with Tillinghast-Towers Perrin, providing consulting services to regional property/casualty insurers. From 1993 to 1996, Mr. Bassman also served as leader of Tillinghast’s North American Insurance Practice. From 1999 to 2001, Mr. Bassman held various managerial positions at Harleysville Insurance Companies, including Vice President and Chief Actuary from 1980 to 1986 and Executive Vice President responsible for strategic planning from 1999 to 2001.

Cynthia L. Codella (55)	Ms. Codella has served as Secretary of each of NAHC and Proformance and Executive Vice President of each of NAHC and Proformance since January 1999. From 1996 to 1998, Ms. Codella served as the Deputy Commissioner of Insurance in the New Jersey Department of Banking and Insurance. From 2000 to 2001, Ms. Codella served as chairwoman of the Insurance Council of New Jersey, the state’s insurance trade organization. Ms. Codella currently serves on the board of directors and executive committee for the Insurance Council of New Jersey.

Andrew C. Harris (52)	Mr. Harris has served as President of Proformance since June 2005 and as a director of each of NAHC and Proformance since 2002 and 2000, respectively. Since 1985, Mr. Harris has been Chief Executive Officer of Liberty Insurance Associates, Inc. of Millstone Township, New Jersey. Mr. Harris holds professional designations from the Insurance Institutes of America (ARM), American Institute of Chartered Property Casualty Underwriters (CPCU) and Professional Insurance Agents of New Jersey (PIANJ). Mr. Harris is a member of the Independent Insurance Agents of New Jersey, the CPCU Society and the PIANJ, of which he is a former president.

Frank J. Prudente (38)	Mr. Prudente has served as Treasurer of NAHC since June of 2004, and Executive Vice President-Corporate Finance of NAHC since April 2003. From June 2002 to April 2003, Mr. Prudente served as Executive Vice President and Chief Financial Officer of Gulf Insurance Group, a specialty insurer based in New York City. From December 1993 to May 2002, Mr. Prudente, a CPA licensed in New York and New Jersey, was a manager and a partner at Arthur Andersen LLP.

John E. Scanlan (49)	Mr. Scanlan has served as Senior Vice President of Proformance since September 1999. Prior to 1999, for 12 years, Mr. Scanlan served in a variety of front-line and managerial positions with General Accident Insurance Company.

Information Regarding the Board of Directors
Meetings of the Board of Directors
      Board members are encouraged to attend the annual meeting of shareholders, all meetings of the board of directors and the meetings of committees of which they are a member. In June 2004, 100 percent of the Company’s directors attended the annual meeting of shareholders. The board of directors of the Company held four regular meetings and one special meeting during the previous fiscal year. All directors attended at least 75 percent of the aggregate of the total number of board and committee meetings of which they are members.
Board Composition and Director Independence
      The board of directors must determine each year, based on all relevant facts and circumstances, which directors satisfy the criteria for independence. Directors deemed independent are believed to satisfy the definitions of independence required by the rules and regulations of the Securities and Exchange Commission (“SEC”) and the listing standards of the Nasdaq National Market. Directors and nominees whom the board of directors has determined meet the applicable criteria for independence are: Thomas M. Mulhare, Thomas J. Sharkey, Sr., Candace L. Straight and Martin Krupnick, Psy.D. Following the reelection of the nominees included in this Proxy Statement, a majority (4) of the 7 directors would meet the applicable criteria for independence under the listing standards of the Nasdaq National Market.
Consideration of Director Nominees
      The nominating committee considers many factors when determining the eligibility of candidates for nomination as director. The committee’s goal is to nominate candidates who contribute to the board of directors overall effectiveness in meeting its mission. The committee is charged with identifying nominees with certain characteristics:

•	Demonstrated character and integrity

•	An ability to work with others

•	Sufficient time to devote to the affairs of the Company

•	Willingness to enter into a long-term association with the Company, in keeping with the Company’s overall business strategy
      The nominating committee also considers the needs of the board of directors in accounting and finance, business judgment, management, industry knowledge, leadership and such other areas as the board of directors deems appropriate.
      In particular, the nominating committee seeks to support the Company’s unique, agent-centered business model. The committee believes that the board of directors should include a variety of individuals, serving alongside independent insurance agents, who bring a special knowledge of policyholders and agents in the communities where the Company does business.
      Potential board of directors nominees generally are identified by referral. The nominating committee follows a four-part process to evaluate nominees for director. The committee first performs initial screening that includes reviewing background information on the candidates, evaluating their qualifications against the established criteria and, as the committee believes is appropriate, discussing the potential candidates with the individual or individuals making the referrals. For candidates that qualify for additional consideration, the committee interviews the potential nominees as to their background, interests and potential commitment to the Company and its operating philosophy. Second, the committee may seek references from sources identified by the candidates as well as sources known to the committee members. Third, the committee may ask other members of the board of directors for their input. Finally, the committee develops a list of nominees who exhibit the characteristics desired of directors and satisfy the needs of the board of directors.
      The Company is required to disclose that the nominating committee will consider qualified candidates referred by shareholders for nomination as director. Information about such a candidate should be provided in writing to the secretary of the Company, giving the candidate’s name, biographical data and qualifications. Such information should be provided by February 23, 2006 to receive appropriate consideration for the next annual meeting. The nominating committee does not differentiate between candidates based on the source of the nomination. The nominating committee did not receive any recommendation with respect to any director candidates named in this proxy statement from any shareholder, non-management director, executive officer or third party search firm in connection with its own approval of such candidate. For 2005, no fees were paid to any third party to identify, evaluate, assist in identifying, or evaluating potential nominees.
      Following the committee’s evaluation process this year, the nominating committee decided to nominate Dr. Martin Krupnick, Psy.D. as a Class III director to hold office until the 2005 Annual Meeting of Shareholders and until his successor is elected. Dr. Krupnick was referred by James V. Gorman, Chairman and Chief Executive Officer of the Company. The nominating committee interviewed Dr. Krupnick and reviewed background information about him. On June 13, 2005, the board of directors met and approved Dr. Krupnick’s nomination and elected him to the board of directors.
Standing Committees of the Board of Directors
      The board of directors has three standing committees. Charters for the audit, compensation and nominating and governance committees are available under the Corporate Governance section of the Company’s Web site at http://www.national-atlantic.com.

Audit Committee
      The Audit Committee presently consists of Thomas M. Mulhare (chair), Candace L. Straight and Martin Krupnick, Psy.D. The board of directors has determined that each member of the Audit Committee is independent as defined in the Nasdaq National Market listing standards. The board of directors has also determined that Thomas M. Mulhare qualifies as an “audit committee financial expert” in accordance with Section 407 of the Sarbanes-Oxley Act of 2002 and as defined in Item 401(h) of Regulation S-K and is independent under Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act. The Audit Committee did not meet in 2004. All duties of the Audit Committee were fulfilled by the entire board of directors in 2004.
      The Audit Committee operates pursuant to a written charter, which is posted on the Company’s Web site at http://www.national-atlantic.com and may be found under the “Investor Relations” section by clicking on “Corporate Governance.” A copy of the Audit Committee charter is attached hereto as appendix A. A copy of the Audit Committee’s charter may also be obtained, without charge, upon written request to the secretary of the Company at the Company’s principal executive offices. The Audit Committee’s primary responsibilities, as set forth in its charter, are to:

•	appoint, replace and determine funding for the independent auditor;

•	compensate and oversee the work of the independent auditor (including resolving any disagreements between management and the independent auditor regarding financial reporting);

•	pre-approve all auditing and review services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor;

•	ensure the receipt of a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company;

•	engage in a dialogue with the independent auditor concerning any disclosed relationships or services that may impact the independent auditor’s objectivity or independence, and take appropriate action to oversee the independence of the independent auditor;

•	establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	review and approve any potential conflicts of interest of officers and directors of the Company and evaluate and develop appropriate remedial actions regarding violations of the Company’s Code of Business Conduct;

•	review and discuss with management and the independent auditor the quarterly and annual earnings releases and financial statements of the Company, the quarterly and annual reports on Forms 10-Q and 10-K, respectively, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations, and the results of the independent auditor’s review of the quarterly financial statements;

•	discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•	review and discuss quarterly reports from the independent auditors on: (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of their use and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management; and

•	review management’s conclusions about the Company’s disclosure controls and procedures.
      The Audit Committee report appears beginning on page 18 of this proxy statement.

Compensation Committee
      The Compensation Committee presently consists of Candace L. Straight (chair) and Thomas M. Mulhare. The board of directors has determined that each member of the Compensation Committee is independent as defined in the Nasdaq National Market listing standards. The Compensation Committee did not meet in 2004. All duties of the Compensation Committee were fulfilled by the entire board of directors in 2004.
      The Compensation Committee operates pursuant to a written charter, which is posted on the Company’s Web site at http://www.national-atlantic.com and may be found under the “Investor Relations” section by clicking on “Corporate Governance.” A copy of the Compensation Committee’s charter may also be obtained, without charge, upon written request to the secretary of the Company at the Company’s principal executive offices. The Compensation Committee’s primary responsibilities, as set forth in its charter, are to:

•	determine, or recommend to the board of directors for determination, the Chief Executive Officer’s annual compensation;

•	determine, or recommend to the board of directors for determination, the annual compensation of all executive officers;

•	consider and take actions with respect to adoption, amendment, administration or termination of long-term incentive plans, equity/stock plans, retirement or pension plans, and other plans related to compensation of current and former employees of the Company;

•	review the terms and conditions of compensation and incentive plans, evaluate the performance of such plans, and approve, and recommend to the board of directors for its approval, the initial adoption of any equity-based plans and any material modifications to such plans; and

•	recommend to the board of directors the compensation of outside directors.
      The Compensation Committee report appears beginning on page 13 of this proxy statement.

Nominating and Governance Committee
      The Nominating and Governance Committee presently consists of Martin Krupnick, Psy.D. (Chair) and Thomas J. Sharkey, Sr. The board of directors has determined that each member of the Nominating and Governance Committee is independent as defined in the Nasdaq National Market listing standards. The Nominating and Governance Committee did not meet in 2004. All duties of the Nominating and Governance Committee were fulfilled by the entire board of directors in 2004.
      The Nominating and Governance Committee operates pursuant to a written charter, which is posted on the Company’s Web site at http://www.national-atlantic.com and may be found under the “Investor Relations” section by clicking on “Corporate Governance.” A copy of the Nominating and Governance Committee’s charter may also be obtained, without charge, upon written request to the secretary of the Company at the Company’s principal executive offices. The Nominating and Governance Committee’s primary responsibilities, as set forth in its charter, are to:

•	lead the search for individuals qualified to become board of directors members to the extent necessary to fill vacancies on the board of directors or as otherwise desired by the board of directors;

•	develop a process for identifying and evaluating director nominees, assess the adequacy of such process on an annual basis, or more frequently as circumstances dictate, and implement any changes to such policy as determined by a majority vote of the Committee;

•	develop a process for shareholders of the Company to send communications to the board of directors, assess the adequacy of such process on an annual basis, or more frequently as circumstances dictate, and implement any changes to such policy as determined by a majority vote of the Committee;

•	develop and recommend to the board of directors for its approval a policy regarding board of directors members’ attendance at annual meetings, assess the adequacy of such policy on an annual basis, or more frequently as circumstances dictate, and recommend changes to the board of directors;

•	review written communications from shareholders concerning the Company’s annual shareholders’ meeting and governance process and make recommendations to the board of directors as necessary;

•	annually review and reassess the adequacy of the Company’s Code of Business Conduct and recommend changes to the board of directors as necessary; and

•	review and approve all related-party transactions, as such term is defined in the Nasdaq National Market Corporate Governance Rules.
Executive Sessions
      In accordance with the Nasdaq National Market Corporate Governance Rules, separate executive sessions of non-management directors and independent directors are held without management.
Communications with the Board of Directors
      Interested parties may communicate with the board of directors, anonymously if they wish, by sending a written note or memo to the Secretary, National Atlantic Holdings Corporation, 4 Paragon Way, Freehold, New Jersey 07728.
      Communications that are intended specifically for non-management or independent directors should be sent to the above address to the attention of the chairman of the Audit Committee. All such communications will be delivered unopened by the Secretary to the chairman of the board of directors or the chairman of the Audit Committee, as applicable.
Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners
      Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. The following are the only shareholders known to the Company to be deemed to be beneficial owners of more than 5 percent of the common stock of the Company as of July 31, 2005. James V. Gorman is Chairman of the board of directors and Chief Executive Officer of the Company.

	Name and Address	Amount and Nature		Percent
Title of Class	of Beneficial Owner	of Beneficial Ownership		of Class

Common Stock	James V. Gorman	1,706,240	(1)	15.3%
	National Atlantic
	Holdings Corporation
	4 Paragon Way
	Freehold, NJ 07728

Common Stock	Bay Pond Partners, L.P. and related parties	599,200	(2)	5.48%
	75 State Street
	Boston, MA 02169

(1)	Includes options to purchase 202,100 shares of our common stock, all of which are fully vested and exercisable. These options include options which are the subject of Proposals 3 and 4 included in this Proxy Statement.

(2)	Bay Bond Partners, L.P. has shared and dispositive voting power of the shares with Wellington Hedge Management, LLC and Wellington Hedge Management, Inc. Based solely on information contained in Schedule 13G filed by Bay Pond Partners, L.P. on April 29, 2005.

Security Ownership of Management
      The outstanding common shares beneficially owned by each of the Company’s directors, the Named Executive Officers (as defined below) and all executive officers and directors together as a group as of August 15, 2005 are shown below:

	Name	Amount and Nature		Percent
Title of Class	of Beneficial Owner	of Beneficial Ownership		of Class

Common Stock	James V. Gorman	1,706,240	(3)	15.3%
	Chairman of the board of directors and Chief
	Executive Officer of NAHC and Proformance

Common Stock	Bruce C. Bassman	—		—
	Senior Vice President and Chief Actuarial
	Officer of NAHC

Common Stock	Peter A. Cappello, Jr.	69,316	(4)	*
	Director of NAHC and Chief Financial
	Officer of Proformance

Common Stock	Cynthia L. Codella	64,500	(5)	*
	Secretary and Executive Vice President of
	NAHC and Proformance

Common Stock	Dr. Martin Krupnick, Psy.D	200		*
	Director of NAHC

Common Stock	Thomas M. Mulhare	—		—
	Director of NAHC

Common Stock	Frank J. Prudente	43,000	(6)	*
	Executive Vice President — Corporate
	Finance and Treasurer of NAHC

Common Stock	John E. Scanlan	12,900	(7)	*
	Executive Vice President of NAHC and
	Proformance

Common Stock	Thomas J. Sharkey, Sr.	67,940		*
	Director of NAHC and Proformance

Common Stock	Steven V. Stallone	70,219	(8)	*
	Director of NAHC and Proformance

Common Stock	Candace L. Straight	992		*
	Director of NAHC and Proformance

Common Stock	Directors and executive officers as a group
	(17 persons)	2,311,432		20.3%

*	Less than 1%.

(3)	Includes options to purchase 202,100 shares of our common stock, all of which are fully vested and exercisable. These options include options which are the subject of Proposals 3 and 4 included in this Proxy Statement.

(4)	Includes options to purchase 60,200 shares of our common stock, all of which are fully vested and exercisable. These options include options which are the subject of Proposals 3 and 4 included in this Proxy Statement.

(5)	Includes options to purchase 64,500 shares of our common stock, all of which are fully vested and exercisable.

(6)	Includes options to purchase 43,000 shares of our common stock, all of which are fully vested and exercisable.

(7)	Includes options to purchase 12,900 shares of our common stock, all of which are fully vested and exercisable.

(8)	Includes options to purchase 60,200 shares of our common stock, all of which are fully vested and exercisable. These options include options which are the subject of Proposals 3 and 4 included in this Proxy Statement.

Information Regarding Nondirector Executive Officers
      Executive officers are elected to one-year terms at the annual meetings of the board of directors. For each nondirector executive officer, listed below are principal positions held currently and the period for which the executive officer has served as such in NAHC and Proformance.

		Executive
Nondirector Executive Officer (Age)	Position(s)	Officer Since

Bruce C. Bassman (56)	Senior Vice President and Chief Actuarial Officer of NAHC	2004
Cynthia L. Codella (55)	Secretary and Executive Vice President of NAHC and Proformance	1999
Andrew C. Harris (52)	President of Proformance	2005
Frank J. Prudente (38)	Executive Vice President — Corporate Finance and Treasurer of NAHC	2003
John E. Scanlan (49)	Executive Vice President and Chief Underwriting Officer of NAHC and Proformance	1999
Family Relationships
      James V. Gorman and Steven V. Stallone are cousins. Jason Teret, the stepson of James V. Gorman, our Chairman and Chief Executive Officer, is the Director of Investments of Proformance.
Section 16(a) Beneficial Ownership Reporting Compliance
      Our common shares became registered pursuant to Section 12 of the Exchange Act in April 2005. As a result of such registration, Section 16(a) of the Exchange Act requires our directors, executive officers and the beneficial holders of more than 10% of our common stock to file reports with the Securities and Exchange Commission (the “SEC”). Such reports include initial reports of ownership of our common shares and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or 5. Directors, executive officers and the beneficial holders of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.
      Since our directors, executive officers and the beneficial holders of more than 10% of our common stock did not become subject to Section 16(a) until April 2005, they were not required to file reports under Section 16(a) for the fiscal year ended December 31, 2004.
Certain Related Party Transactions
      The Company performs a review of all related-party transactions pursuant to SEC Regulation S-K, Item 404. A portion of the reported transactions relate to members of the Company’s board of directors who are associated with independent insurance agencies that market the Company’s insurance products or who purchase the Company’s insurance products. These agencies are paid according to the same commission schedule and have the same agency contract with the Company’s insurance affiliates as other agencies.
Share Repurchase Agreement with James V. Gorman
      NAHC has entered into a share repurchase agreement with James V. Gorman, Chairman and Chief Executive Officer of NAHC and Proformance. Pursuant to the terms of Mr. Gorman’s share repurchase agreement, he may sell up to an aggregate of 430,000 of his shares of common stock of NAHC solely to licensed New Jersey insurance agents determined by Proformance’s Peer Review Committee and the board of directors of NAHC to be acceptable agents for Proformance in their reasonable discretions, in private transactions to be negotiated between Mr. Gorman and the prospective new agents. Mr. Gorman may not sell more than 43,000 shares to any new agent. Mr. Gorman has informed us that he has no present intention to exercise the foregoing rights.

      If NAHC desires to issue common shares to a prospective agent, pursuant to the share repurchase agreement, Mr. Gorman shall have the first option to sell up to 43,000 shares to such agent. If Mr. Gorman declines to sell shares to the agent, NAHC shall be free for a period of six months to issue up to 43,000 shares to such agent. Mr. Gorman has informed us that he has no present intention to exercise the foregoing rights.
Investor Rights Agreement
      James V. Gorman, NAHC and The Ohio Casualty Insurance Company (“OCIC”) entered into an Investor Rights Agreement, dated as of December 18, 2001, in connection with the Ohio Casualty replacement carrier transaction. Pursuant to the Investor Rights Agreement, Mr. Gorman, NAHC and OCIC, have certain rights with respect to the shares of NAHC, including:

•	Preemptive Right: If NAHC issues any equity securities, OCIC has a right of first offer in proportion to OCIC’s then current ownership interest in NAHC. NAHC may, however, issue securities free of OCIC’s preemptive right, in certain circumstances, including shares of common stock issued by NAHC in certain qualified public offerings.

•	First Offer Right: If OCIC desires to transfer its equity securities, NAHC and Mr. Gorman have a right of first offer to purchase all, but not less than all such shares, with NAHC having priority over Mr. Gorman to purchase all such shares. Any transferee of OCIC’s shares must agree to become a party to and be bound by the terms of the Investor Rights Agreement.

•	Right of Co-Sale: So long as Mr. Gorman owns at least 10% of the common stock of NAHC on a fully diluted basis, OCIC shall have the right to sell its allocable share of equity securities in any sale by Mr. Gorman of equity securities. Certain transfers may be made by Mr. Gorman free from the restrictions set forth above.

•	Registration Rights: NAHC may not grant any shareholder or proposed shareholder registration rights, unless the same rights are afforded to OCIC with respect to its shares of NAHC.
      In addition, pursuant to the Investor Rights Agreement, OCIC had a right to require NAHC to redeem all equity securities of NAHC owned by OCIC for fair market value at any time (i) on or after December 18, 2006 or (ii) prior to December 18, 2006 if NAHC delivers notice to OCIC that NAHC is engaging in certain transactions, including, but not limited to, a public offering of equity securities of NAHC. On July 10, 2004, we entered into an agreement with Ohio Casualty of New Jersey (“OCNJ”) and OCIC pursuant to which, among other things, OCIC agreed to waive any rights it has, had or may have under the Investor Rights Agreement. As part of the agreement with OCNJ and OCIC, subject to certain exceptions, we have granted OCIC the right to demand that we file a registration statement with respect to the resale by OCIC of any shares of NAHC common stock owned by OCIC which were not sold as part of our initial public offering.
      NAHC is also prohibited from taking certain actions with respect to its common stock without extending such benefits to all classes of common stock, such as subdividing, combining, paying dividends or providing any other benefit for preference to any shares.
Metropolitan Property and Casualty Share Repurchase Agreement
      In connection with the Metropolitan Property and Casualty (“Met P&C”) Share Repurchase Agreement replacement carrier transaction, NAHC entered into a share repurchase agreement with Met P&C, dated as of December 8, 2003. Under the share repurchase agreement, Met P&C may not transfer shares for a period of two years from the date of the share repurchase agreement without NAHC’s prior written consent, which consent may be withheld in NAHC’s sole discretion.
      If at any time prior to December 8, 2008, NAHC shall issue or sell any shares of common stock without consideration or for consideration per share less than the purchase price per share paid by Met P&C for its shares of common stock, then Met P&C shall have the right to purchase for the same purchase price per share paid by the party to whom NAHC has issued or sold shares of its common stock, such additional common stock as would be needed to maintain Met P&C’s ownership percentage of common stock immediately prior to the issuance or sale of such additional common stock.

Payments to Insurance Agencies Affiliated with Certain of Our Directors
      For the year ended December 31, 2004, Proformance paid to Connelly Campion Wright Insurance Agency a commission of $406,465. Mr. Campion served as Vice Chairman of the board of directors during 2004 and as Chief Executive Officer of Connelly Campion Wright Insurance Agency.
      For the year ended December 31, 2004, Proformance paid to Liberty Insurance Associates, Inc. a commission of $197,433. Mr. Harris served as a member of the board of directors during 2004 and as Chief Executive Officer of Liberty Insurance Associates.
      For the year ended December 31, 2004, Proformance paid to Fleet Insurance Services a commission of $104,521. Mr. Sharkey, a member of our board of directors, is Chairman of Fleet Insurance Services.
Share Performance
      Our common shares were not registered pursuant to Section 12 of the Exchange Act as of December 31, 2004. Shares of National Atlantic Holdings Corporation were sold in an initial public offering on April 20, 2005 at $12.00 per share. The closing price of National Atlantic Holdings Corporation shares on July 29, 2005, the last business day before the record date for the annual meeting, was $12.33. Shares are traded on the Nasdaq National Market under the symbol NAHC.
Report of the Compensation Committee
      The Compensation Committee of the board of directors is currently composed of the two directors whose names appear at the end of this report. The Compensation Committee reviews the compensation policies and practices of the Company and its subsidiaries and makes recommendations to the board of directors with respect thereto. The Compensation Committee also evaluates the Chief Executive Officer’s performance and sets the Chief Executive Officer’s compensation level based on such evaluation. The Compensation Committee has the power to grant awards under, and to oversee the administration of, the 2004 Stock and Incentive Plan and the Annual Bonus Plan. The Compensation Committee has retained the services of a consultant to assist it in its responsibilities and to advise management on compensation issues.
Compensation Philosophy
      The goals of the Company’s executive officer compensation policies are to attract, retain and motivate highly qualified personnel and to reward achievement of specified financial performance objectives and enhancement of stockholder value. In particular, compensation is based on the level of job responsibility, individual performance and Company performance. As employees progress to higher levels in the organization, an increasing proportion of their total compensation is linked to Company performance. Compensation levels also reflect the value of a specific job in the marketplace. To attract and retain a highly skilled work force, the Company must remain competitive with the pay of other premier employers who compete with the Company for like talent. The Company’s compensation program for its executive officers consists of base salary, annual bonus and equity-based compensation, and is designed to align the interests of the executive officers and stockholders of the Company and to reward business growth and profits. While equity ownership has not been a significant component of the Company’s compensation programs in the past, the Compensation Committee anticipates increased utilization of equity ownership to assure that the interests of employees and stockholders are aligned. The Compensation Committee believes that the Company’s compensation program fosters the long-term focus required for success in the Company’s industry.
Base Salaries
      Base salaries for 2004 for all executive officers of the Company were determined by our board of directors. Effective as of the Company’s initial public offering, the base salaries of the Company’s Named Executive Officers (defined below) for 2005 are determined in accordance with employment agreements for each of the executive officers, as more fully described below under the section captioned “Employment-Related Agreements.” In determining base salary levels, the Compensation Committee considers the executive’s responsibilities, experience, performance and other factors particular to the Company. In general, base salaries will be set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executives when considered with other components of the Company’s compensation program.
Annual Incentive Compensation
      Annual incentive compensation provides a direct financial incentive to executives to achieve the Company’s annual business goals and strategic objectives. The Compensation Committee believes that bonuses should represent a significant portion of an executive’s annual compensation to provide an incentive for achieving these goals and objectives.
      The Company’s executive officers are eligible to receive annual bonuses designed to reward achievement of short-term corporate and individual goals. Prior to the effective date of the Company’s initial public offering, annual bonuses were awarded to the executive officers in the sole discretion of the board of directors. The employment agreements provide that each of the executive officers of the Company will be eligible to participate in the Company’s Annual Bonus Plan and to receive annual cash bonuses in amounts to be determined by the Compensation Committee based on the Company’s achievement of specified business targets established by the Compensation Committee.
      Under the Company’s Annual Bonus Plan, the Compensation Committee will establish financial and operational goals, which generally will take into account such measures of performance as net income, earnings per share, operating income, earnings before interest, taxes, depreciation and amortization, loss ratio, combined ratio, book value per share, return on equity, stock price performance, cash flow, or underwriting gain or loss. Specific relative weights will not be assigned to each performance factor, since the relative importance of each factor varies depending upon the executive’s specific job responsibilities. Each individual compensation decision will be made on a case-by-case basis and will ultimately depend upon the judgment of the Compensation Committee.
Equity-Based Compensation
      Prior to the Company’s initial public offering, the Company granted a limited number of stock options to certain executive officers under a prior equity plan of the Company, but such grants did not constitute a significant portion of total compensation. In 2004, the Company did not grant any stock options or other equity awards to any of the Company’s executive officers. The 2004 Stock and Incentive Plan provides that the Compensation Committee has the authority in its discretion to grant awards thereunder in the form of stock options to purchase shares of the Company’s common stock, stock appreciation rights, restricted stock awards, stock unit awards and stock awards. The Company has not granted any awards under the 2004 Stock and Incentive Plan. The Compensation Committee believes that stock options and other equity-based awards provide a direct correlation between the interests of stockholders and executive officers because such equity awards have value only if the market price of the Company’s common stock increases over time. Such awards are designed to help ensure that employees are oriented to the growth of the Company over the long-term. Accordingly, in the future, the Compensation Committee anticipates making equity compensation a more substantial component of total compensation for the Company’s executive officers, consistent with market practices. The Compensation Committee anticipates that the amounts of awards under the plan to an individual will increase as the individual assumes greater positions of responsibility within the Company.
Chief Executive Officer Compensation
      Prior to the Company’s initial public offering, the Company’s Chief Executive Officer, James V. Gorman, earned an annual base salary of $290,565 in 2004. Upon the completion of the Company’s initial public offering, Mr. Gorman’s employment agreement became effective. Mr. Gorman’s base salary is determined in accordance with the provisions of his employment agreement. In determining base salary as well as annual bonus awards and grants of equity-based compensation to Mr. Gorman, the Compensation Committee considers Mr. Gorman’s responsibilities, experience, performance and other factors particular to the Company. The Compensation Committee will also consider the compensation practices and performances of other companies that are likely to compete with the Company for executive talent. In general, the total compensation package of Mr. Gorman will be set at a level believed by the Compensation Committee to be consistent with the current industry practices and sufficient to retain Mr. Gorman as our Chief Executive Officer.
Section 162(m) of the Internal Revenue Code
      Section 162(m) of the Internal Revenue Code generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the four other most highly paid executive officers of publicly held companies. Awards that qualify as “performance-based compensation” are exempt from section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. Under the 2004 Stock and Incentive Plan, the Compensation Committee may grant awards that will be exempt from the deduction limits of section 162(m). However, the deductibility of compensation under section 162(m) is only one factor that the Compensation Committee will consider in assessing whether a particular arrangement is appropriate given the goal of motivating executives to achieve corporate objectives and increase stockholder value. The Compensation Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation.
Submitted by the Compensation Committee:
Candace L. Straight (Chair) and Thomas M. Mulhare
      The foregoing Report of the Compensation Committee shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference in any previous or future document filed by the Company with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such Report by reference in any such document.
Executive Compensation Summary
      The following table summarizes the compensation of the Company’s chief executive officer and the four most highly compensated executive officers (the “Named Executive Officers”) for each of the last two years:
Summary Compensation Table

				Long Term
		Annual Compensation		Compensation
				Awards Shares	All Other
Name and Principal Position	Year	Salary	Bonus	Underlying Options	Compensation(1)

James V. Gorman	2004	$290,565	$140,000	0	$10,745
Chairman of the board of directors	2003	$274,118	$140,000	0	$7,876
and Chief Executive Officer of NAHC and Proformance

Cynthia L. Codella	2004	$216,365	$90,000	0	$8,334
Secretary and Executive Vice	2003	$204,116	$90,000	0	$5,865
President of Proformance and NAHC

Frank J. Prudente	2004	$251,220	$90,000	0	$8,756
Executive Vice President —	2003	$237,000	$70,000	43,000	$4,750
Corporate Finance and Treasurer

Peter A. Cappello, Jr.	2004	$184,015	$90,000	0	$7,088
Director of NAHC and Chief	2003	$173,600	$75,000	0	$4,988
Financial Officer of Proformance

John E. Scanlan	2004	$185,632	$90,000	0	$7,104
Executive Vice President and	2003	$175,125	$75,000	0	$4,860
Chief Underwriting Officer of NAHC and Proformance

(1)	Represents discretionary matching contributions made by us to the accounts of each of the Named Executive Officers under our 401(k) plan required to be reported.

Stock Option Plans
      We did not grant any options to purchase our common stock to any Named Executive Officers in 2004.
      The following table contains information for each of the Named Executive Officers concerning the exercise of options during 2004 and the value of unexercised options for the Company’s common stock at year-end 2004:
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values (1)

			Number of Securities
			Underlying Unexercised			Value of Unexercised
			Options at			In-the-Money Options at
	Shares		December 31, 2004 (#)			December 31, 2004(1)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable		Unexercisable	Exercisable	Unexercisable

James V. Gorman	—	—	47,300	(2)		$510,367
			47,300			$506,583
			47,300			$449,350
			34,400			$322,782
			15,050			$137,106
			10,750			$118,465

Cynthia L. Codella	—	—	10,750			$97,933
			10,750		43,000	$118,465	490,200

Frank J. Prudente	—	—			43,000		251,980

Peter A. Cappello, Jr.	—	—	12,900	(2)		$139,191
			12,900			$138,159
			12,900			$122,550
			12,900			$121,002
			4,300			$39,173
			4,300			$47,386

John E. Scanlan	—	—	12,900			$142,158

(1)	The value of in-the-money options at December 31, 2004 represents the difference between the exercise price of such options and the fair value of our common stock as of December 31, 2004. There was no public trading market for our common stock at December 31, 2004. Accordingly, these values have been calculated based on our initial public offering price of $12.00 per share, less the per share exercise price, multiplied by the number of shares underlying the options. The actual value of the in-the-money options will depend upon the trading price of our common stock on the date of sale of the underlying common stock and may be higher or lower than the amount set forth in the table above.

(2)	These options include options which are the subject of Proposals 3 and 4 included in this Proxy Statement.
Director Compensation
      Each of our non-employee directors receives $500 for each board of directors meeting and each committee meeting attended. Each director who is also our employee does not receive any compensation for serving as a director. The Compensation Committee is considering the issue of compensation of non-employee directors and has hired a consultant in that regard. We will reimburse our non-employee directors for reasonable travel expenses incurred in connection with their services as directors.
Employment-Related Agreements
      We have entered into employment agreements with each of Messrs. Gorman, Bassman, Prudente, Scanlan and Ms. Codella. In addition, Proformance has entered into an employment agreement with Mr. Cappello. The initial term of the agreements is three years, with automatic one-year extensions beginning on the first anniversary of the effective date of the agreements and each successive anniversary thereafter. The automatic extension of the agreements may be terminated with at least 90 days’ prior written notice from the executive or us. Under the agreements, Messrs. Gorman, Bassman, Cappello, Prudente and Scanlan and Ms. Codella receive annual base salaries of $290,565, $190,000, $184,015, $251,220, $185,632 and $216,365, respectively, subject to annual review and increase by our board of directors in its sole discretion. The agreements will provide for an annual bonus to be paid to the executives in an amount to be determined from year to year by our board of directors in its sole discretion. Each executive will be entitled to participate in our employee and fringe benefit plans and each executive will also be entitled to receive periodic equity awards as determined by our board of directors in its sole discretion.
      Under the agreements, we may terminate the employment of the executive at any time and for any reason by providing the executive 30 days’ prior written notice. The employment of each executive will also be automatically terminated upon the death or permanent “Disability” (as defined in the agreements) of the executive. Upon termination of the executive by us without “Cause” or by the executive for “Good Reason” (each as defined in the agreements), the executive will be entitled to receive his or her base salary and a continuation of health care coverage, subject to elimination of health coverage upon the executive’s attainment of subsequent employment, for a period of two years following the executive’s termination of employment, provided that an executive with an employment agreement who has stock options to purchase fewer than 500 shares of our common stock will be entitled to such benefits for the then-remaining term of his employment agreement if such period is greater than two years.
      In the event of a termination of the executive’s employment by us without “Cause” or by the executive for “Good Reason” within the one year period following a “Change in Control” (each as defined in the agreements) of the Company, the executive will be entitled to: (a) a lump-sum cash payment equal to three times the sum of (i) the executive’s then-current base salary plus (ii) the executive’s average annual bonus for the three years preceding the date of termination; (b) a continuation of health care coverage for a period of two years following the date of termination, subject to elimination of health coverage upon the executive’s attainment of subsequent employment; and (c) full vesting of all restricted stock, stock option and share unit awards. To the extent that the severance payments and benefits payable under the agreements would cause an executive to be liable for excise taxes by reason of Section 280G of the Internal Revenue Code, the executive will be entitled to additional “gross up” payments to indemnify for the effect of the excise taxes.
      The agreements contain non-competition covenants that prohibit the executives from competing against us in all states in which we conduct business during the period of employment and for a period of two years following termination of employment with respect to all property-casualty insurance lines in which we are involved at the time of termination. The agreements also contain non-solicitation provisions that prohibit the executives from actively soliciting our employees, customers or suppliers during the period of employment and for a period of two years following termination of employment. The executives are also subject to confidentiality restrictions that protect our proprietary information, developments and other intellectual property.
Indemnity Agreements
      We have entered into indemnification agreements with each of our directors and executive officers which provide for indemnification against judgments, fines, amounts paid in settlement and other liabilities and expenses, to the fullest extent permitted by law. The indemnification is available, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to our best interest, and with respect to any criminal proceeding, if such person had no reasonable cause to believe such conduct was unlawful.
Compensation Committee Interlocks And Insider Participation
      Following the Company’s initial public offering, our board of directors appointed a Compensation Committee comprised of Candace L. Straight (chair) and Thomas M. Mulhare, who qualify as independent directors as defined by the Nasdaq National Market listing standards. For information about compensation decisions prior to our initial public offering, see our Compensation Committee Report.

Report of the Audit Committee
      The Audit Committee is comprised of three directors, each of whom is experienced with financial statements and has past accounting or related financial management experience. Each of the members of the Audit Committee is independent as defined by the Nasdaq National Market listing standards. The board of directors has determined that Thomas M. Mulhare is an “audit committee financial expert” as defined under applicable SEC regulations.
      The primary function of the Audit Committee is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to shareholders and others, the systems of internal control which management has established, and the audit process. The members of the Audit Committee are Thomas M. Mulhare (chair), Candace L. Straight and Martin Krupnick, Psy.D.
      Management is responsible for the Company’s internal controls and the financial reporting process. The registered independent public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. Additionally, the Audit Committee engages the Company’s independent accountants.
      The Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Company’s independent accountants also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and disclosures required by the Audit Committee Charter, and the Audit Committee discussed with the independent accountants that firm’s independence. As part of its discussions, the Audit Committee determined that Deloitte & Touche LLP was independent of the Company. The Company filed a Special Financial Report on April 27, 2005 containing audited financial statements for the year ended December 31, 2004. As the Company’s common stock was sold pursuant to an initial public offering on April 20, 2005, the Company did not file a full Annual Report on Form 10-K for the year ended December 31, 2004.
Thomas M. Mulhare (chair), Candace L. Straight and Martin Krupnick, Psy.D.
      The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or “filed” with the SEC or incorporated by reference in any previous or future document filed by the Company with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such Report by reference in any such document.
Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm
      The Audit Committee engaged Deloitte & Touche LLP to perform an annual audit of the Company’s financial statements for the fiscal year ended December 31, 2004.
      The Audit Committee has appointed the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2005. Although action by shareholders in this matter is not required, the Audit Committee believes that it is appropriate to seek shareholder ratification of this appointment and will seriously consider shareholder opinion on this issue. The affirmative vote of a majority of the shares represented and voting at the annual meeting is required to ratify the appointment of Deloitte & Touche LLP.
      Representatives from Deloitte & Touche LLP, which also served as the Company’s registered public accounting firm for the last calendar year, are expected to be present at the annual meeting of shareholders and will be afforded the opportunity to make any statements they wish and to answer appropriate questions.

Change of Independent Registered Public Accounting Firm
      On March 22, 2004, the executive committee of our board of directors approved replacing the firm of WithumSmith+Brown, PC as our independent accountants with the firm of Deloitte & Touche LLP for the fiscal years ended December 31, 2001, 2002 and 2003. On May 14, 2004, WithumSmith+Brown, PC was dismissed as our independent accountants. Our engagement of Deloitte & Touche LLP was effective as of May 14, 2004. The decision to change independent accountants was recommended and approved by the board of directors as the board of directors viewed it as desirable in anticipation of our initial public offering to have our financial statements audited by a large internationally recognized accounting firm such as Deloitte & Touche LLP.
      The reports of WithumSmith+Brown, PC on our financial statements for each of the two fiscal years ended December 31, 2003 and December 31, 2002, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. These financial statements have been subsequently restated in connection with the audit referred to in the preceding paragraph.
      During our fiscal year ended December 31, 2002 and December 31, 2003, and in the subsequent interim period from January 1, 2004 until May 14, 2004, we have had no disagreements with WithumSmith+Brown, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which if not resolved to the satisfaction of WithumSmith+Brown, PC would have caused WithumSmith+Brown, PC to make reference to the matter in their report.
      During our fiscal year ended December 31, 2002 and December 31, 2003, and in the subsequent interim period from January 1, 2004 until May 14, 2004, we have had no reportable events (as the term is described in Item 304(a)(1)(v) of Regulation S-K).
      Prior to our engagement of Deloitte & Touche LLP, we had not consulted with Deloitte & Touche LLP during our fiscal year ended December 31, 2002, and December 31, 2003, and during the subsequent interim period from January 1, 2004 until May 14, 2004 regarding: (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice were provided that Deloitte & Touche LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) any matter that was the subject of either a disagreement or a reportable event.
Independent Registered Public Accounting Firm Fees
      The following table summarized the aggregate fees billed by Deloitte & Touche LLP for services rendered for the year ended December 31, 2004:

Twelve Months
Ended
December 31,

2004

Audit Fees	$1,746,566.29
Audit-related Fees	—
Tax Fees	$20,971.00
All Other Fees	—
Deloitte & Touche LLP Total Fees	$1,767,537.29

      The following table summarized the aggregate fees billed by WithumSmith+Brown, PC for services rendered for the year ended December 31, 2004:

Twelve Months
Ended
December 31,

2004

Audit Fees	$51,100.00
Audit-related Fees	—
Tax Fees	$2,300.00
All Other Fees	—
WithumSmith+Brown, PC Total Fees	$53,400.00
      The following table summarized the aggregate fees billed by WithumSmith+Brown, PC for services rendered for the year ended December 31, 2003:

Twelve Months
Ended
December 31,

2003

Audit Fees	$129,675.41
Audit-related Fees	—
Tax Fees	$13,626.00
All Other Fees	—
WithumSmith+Brown, PC Total Fees	$143,301.41
Services Provided by the Independent Registered Public Accounting Firm

•	Audit Fees — Aggregate fees billed were $1,797,666.29 for 2004. The fees reflect the aggregate audit fees billed or estimated to be billed by Deloitte & Touche LLP and WithumSmith+Brown for work performed during 2004. Of this amount, $1,746,566.29 was paid to Deloitte & Touche and $51,100.00 was paid to WithumSmith+Brown. The fees for Deloitte and Touche were for professional services rendered in connection with the audits of the Company’s annual financial statements, review of financial statements included in the Company’s SEC filings and services that are normally provided in connection with statutory and regulatory filings or engagements. The fees for WithumSmith+Brown were for services that are normally provided in connection with statutory and regulatory filings or engagements.

Aggregate fees billed were $129,675.41 for 2003. These fees reflect the aggregate audit fees billed by WithumSmith+Brown for work performed during 2003. These fees were for professional services rendered in connection with the audits of the Company’s annual financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

•	Audit-Related Fees — Neither Deloitte & Touche LLP nor WithumSmith+Brown, PC performed any audit-related services for fiscal years 2004 and 2003.

•	Tax Fees — Aggregate fees billed were $23,271.00 and $13,626.00 for 2004 and 2003, respectively, for professional services rendered in connection with tax compliance, tax advice and tax planning services by Deloitte & Touche LLP and WithumSmith+Brown, PC in 2004 and WithumSmith+Brown in 2003, respectively.

•	All Other Fees — Neither Deloitte & Touche LLP nor WithumSmith+Brown, PC performed any professional services other than as stated under the captions Audit Fees, Audit-Related Fees and Tax Fees for fiscal years 2004 or 2003.

•	Pre-Approval Policies and Procedures — The Company’s Audit Committee has established a policy that all audit and permissible non-audit services (including the fees and terms thereof) will be pre-approved by the Audit Committee.

These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company’s auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Proposal 3 — Amendment to the Company’s Nonstatutory Stock Option Plan.
Proposal 4 — Amendment to Certain Stock Options Granted in 1995 to Extend the Exercise Period until December 31, 2005.
      We are requesting that shareholders consider and approve an extension of the exercise period for certain stock options (described below) granted in 1995 under the Company’s Nonstatutory Stock Option Plan (the “Plan”) and to approve an amendment to the Plan to permit such extension. Both Proposals 3 and 4 must be approved by shareholders in order for the exercise period for the stock options to be extended and for the Plan to be amended. If either Proposal 3 or 4 is not approved, the stock option extensions will not occur and the Plan will not be amended.
      The Company believes the amendment to the Plan and the extension of the exercise period for such stock options is in the best interests of the Company and its shareholders. Such extension would retain the goodwill of the affected members of senior management and the board of directors of the Company, which has developed during the last 10 years of service by these individuals.
      On March 15, 2005, the board of directors discussed extending the exercise period of stock options to purchase 73,100 shares of the Company’s common stock granted under the Plan on June 15, 1995 to three individuals, two of whom are currently executive officers and one of whom is currently director of the Company and to amend the Plan to permit such extensions. Pursuant to the terms of the Plan and the applicable stock option agreements, these stock options were scheduled to expire on June 14, 2005, ten years after the date of issuance. In connection with the Company’s initial public offering, all of our officers and directors entered into lock up agreements under which each agreed not to sell or dispose of any shares of common stock or any securities convertible into common stock until November 14, 2005. In addition, as the board of directors recommended granting new stock options to the estate of Mr. Campion for stock options which expired this year, discussed below in Proposal 5 of this Proxy Statement, the board of directors wanted to avoid the appearance of favoritism and decided to extend the stock options of those directors and officers similarly situated. The NAHC board of directors discussed, subject to shareholder approval, extending the expiration date of these stock options from June 14, 2005 until December 31, 2005, with the effective date of the extension being June 14, 2005. This proposal to extend the exercise period for such stock options and to amend the Plan to permit the extension of the expiration date of such stock options, was approved by the board of directors at its meeting held on June 13, 2005, subject to shareholder approval. The amendment to the Plan would permit the extension of the date of expiration solely for the stock options granted on June 15, 1995 to Messrs. Gorman, Cappello and Stallone and would not affect other outstanding stock options granted under the Plan. The amendment to the Plan will be in the form of a special appendix to the Plan (as described below). The stock option agreements for the outstanding stock options set forth in the following table will be amended to extend the term of exercise of the stock options to December 31, 2005.
      The following table sets forth the material terms of the stock options to be extended under Proposal 4:

	Number of Shares	Exercise Price
	Underlying Stock	per Share of
Name of Option Holder	Option	Stock Option

James V. Gorman	47,300	$1.21
Chairman of the Board of Directors and Chief Executive Officer of NAHC and Proformance

Peter A. Cappello, Jr.	12,900	$1.21
Director of NAHC and Chief Financial Officer of Proformance

Steven V. Stallone	12,900	$1.21
Director of NAHC and Proformance

      If the extensions to the stock option exercise period are approved, the Company will be required to record a compensation expense on its financial statements in the reporting period in which shareholder approval occurs. The expense is determined by the difference between the fair market value of the Company’s common stock on the date of shareholder approval less the exercise price of each stock option, multiplied by the number of shares underlying each stock option. On August 12, 2005 the closing price of the Company’s common stock was $11.05. If this were the fair market value of the common stock on the date of shareholder approval, the expense to the Company would be $719,304.00.
      If the compensation recognized by each of Messrs. Cappello and Gorman in connection with the extension of the stock options, when combined with all other compensation paid to each of such executives by the Company during 2005, exceeds $1,000,000, in accordance with Section 162(m) of the Internal Revenue Code, the Company will not be entitled to a compensation expense deduction in respect of the compensation paid in excess of such amount.
      A description of the Plan is set forth below. The following is a summary of the material terms of the Plan (as proposed to be amended). This summary is qualified by reference to the full text of the Plan which, as proposed to be amended, is attached hereto as appendix B. Effective as of the Company’s initial public offering, no further stock options will be granted under the Plan, but prior stock option grants will remain outstanding in accordance with their terms. Any future equity based awards will be made pursuant to the 2004 Stock Incentive Plan.
Description of the Plan
      Purpose. The purposes of the Plan are to encourage stock ownership by key management employees of the Company and its subsidiaries, to provide an incentive for such employees to expand and improve the profits and prosperity of the Company and its subsidiaries, and to assist the Company and its subsidiaries in attracting and retaining key personnel through the grant of nonqualified stock options to purchase shares of common stock.
      Reservation of Shares. Subject to adjustments as described below, the maximum number of shares of common stock reserved for issuance under the Plan is the number of shares of common stock sufficient to satisfy the outstanding stock options under the Plan. As of the date of this Proxy Statement, such number of shares of common stock is 470,850 shares. Shares of common stock issued and sold under the Plan may be either authorized but unissued shares or issued shares reacquired by the Company. The original terms of the Plan provided for the issuance of Class B Nonvoting Common Shares of the Company upon exercise of a stock option. In connection with the Company’s conversion of all of its outstanding capital stock into one class of voting common stock prior to the Company’s initial public offering, a participant will receive shares of common stock upon exercise of a stock option granted under the Plan.
      Adjustments. In the event of a stock split or a stock dividend or combination of shares or any other change, or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, affecting the number or kind of shares of common stock, appropriate and equitable adjustments will be made to the maximum number and kind of shares of common stock available for grant under the Plan and to stock options outstanding under the Plan.
      Administration. The Plan is administered by a committee. Subject to the limitations set forth in the Plan, the committee has the authority to determine the persons to whom stock options are to be granted, the time at which stock options will be granted, the number of shares of common stock subject to each stock option, and all other conditions of a stock option. The committee will have the right, from time to time, to delegate to one or more of the Company’s employees the authority of the committee to execute or deliver any instrument or make any payment on behalf of the committee or to employ or engage such persons as may reasonably be required or desirable in carrying out the provisions of the Plan. Any determination by the committee in carrying out, administering or construing the Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.

      Eligibility and Participation. Stock options under the Plan may be granted to any executive officer or director of the Company or any of its subsidiaries. Recipients of stock options will be selected from time to time by the committee in its sole discretion.
      Terms of Stock Options. All stock options granted under the Plan are nonqualified stock options. The exercise price of a stock option is 105% of the book value of a share of Common Stock as of December 31 of the calendar year immediately preceding the date of grant.
      A participant may not exercise a stock option granted under the Plan until the earliest to occur of the following events: (i) three years following the date of grant; (ii) the participant’s attainment of the age of sixty-five, or, in the case of a director of the Company or any of its subsidiaries, the date of expiration of the director’s term; (iii) the date of a “change of control” (as defined in the Plan); or (iv) upon the date of an offering of shares in the Company and/or any of its affiliates through an initial public offering in which the securities of the Company and/or any of its affiliates are registered under the Securities Act of 1933, as amended.
      Subject to the limitations set forth in the Plan and any applicable stock option award agreement, a stock option may be exercised by written notice mailed to the Company stating the number of shares of common stock with respect to which the stock option is being exercised and accompanied by a check, cash or money order in the full amount of the exercise price.
      Subject to the provisions of appendix A of the Plan (as described below), stock options granted under the Plan generally terminate and are of no force and effect upon the earliest to occur of the following events: (i) the expiration of ten years from the date of grant; (ii) the termination of the participant’s employment with the Company or any of its subsidiaries for any reason other than death; or (iii) the expiration of ninety days following the date of death of the participant if the participant dies while in the employ of the Company.
      Stock options issued under the Plan are nontransferable, except upon death by will or by operation of the applicable laws of descent and distribution, and during the participant’s lifetime, are exercisable only by the participant. A participant has no rights as a stockholder of the Company until the shares of common stock subject to the stock option are issued to the participant following exercise of the stock option. Neither the Plan nor the grant of any stock option to a participant under the Plan is to be construed to confer upon the participant any right to continued employment with the Company or to interfere in any way with the right of the Company to terminate a participant’s employment at any time.
      Each stock option granted under the Plan is evidenced by a stock option award agreement, which contains terms and conditions applicable to the stock option consistent with the foregoing. Participants who received a stock option grant under the Plan also entered into share repurchase agreements with the Company, which impose certain restrictions on the transfer of shares of common stock issuable upon the exercise of a stock option.
      Effective Date, Amendment and Termination. The effective date of the Plan is January 1, 1995. The board of directors may amend, suspend or terminate the Plan at any time; provided that such amendment shall not adversely affect the accrued rights of participants under the Plan.
      Appendix A to the Plan. Notwithstanding any other provision of the Plan to the contrary, the board of directors is authorized to amend the outstanding stock option agreements dated June 15, 1995 for each of Messrs. Gorman, Cappello and Stallone to extend the exercise period for such stock options through December 31, 2005.
New Plan Benefits
      During fiscal 2004, no stock options were granted under the Plan to any of the Company’s Named Executive Officers or to any other employees or directors of the Company. Effective as of the Company’s initial public offering, no further stock options will be granted under the Plan.
      As of August 12, 2005, the closing price on the Nasdaq National Market of the Company’s common stock was $11.05 per share.

Federal Income Tax Consequences
      The following summarizes the United States federal income tax consequences generally applicable with respect to stock options granted under the Plan to optionees who are subject to United States tax. Other tax consequences not described below may also be applicable.
      An optionee will not generally recognize taxable income upon the grant of a nonqualified stock option to purchase shares of common stock. Upon exercise of the stock option, the optionee will generally recognize ordinary income for federal income tax purposes equal to the excess of the fair market value of the shares of common stock over the exercise price. The tax basis of the shares of common stock in the hands of the optionee will equal the exercise price paid for the shares of common stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the stock option, and the holding period for the shares of common stock for capital gains purposes will commence on the day the stock option is exercised. An optionee who sells any of the shares of common stock will recognize short-term or long-term capital gain or loss measured by the difference between the tax basis of the shares of common stock and the amount realized on the sale. The Company will be entitled to a federal income tax deduction equal to the amount of ordinary compensation income recognized by the optionee. The deduction will be allowed at the same time the optionee recognizes the income.
Equity Compensation Plan Information
      The following table summarizes the securities authorized for issuance under the Company’s equity compensation plans as of August 12, 2005:

	(a)	(b)	(c)
Number of Securities
Remaining Available
	Number of Securities		for Issuance Under
	to be Issued Upon	Weighted — Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
Plan Category	Warrant and Rights	Warrant and Rights	in Column (a))

Equity compensation plans approved by security holders	470,850 (1)	$2.33	1,000,000

Equity compensation plans not approved by security holders	—	—	—

Total	470,850 (1)	$2.33	1,000,000

(1)	These options include options which are the subject of Proposals 3 and 4, but do not include options which are the subject of Proposal 5.
      THE BOARD HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE NONSTATUTORY STOCK OPTION PLAN AND THE EXTENSION OF THE STOCK OPTION EXPIRATION DATE FOR CERTAIN STOCK OPTIONS GRANTED ON JUNE 15, 1995 UNDER THE PLAN, AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE NONSTATUTORY STOCK OPTION PLAN AND FOR THE EXTENSION OF THE EXPIRATION DATE FOR SUCH STOCK OPTIONS THROUGH DECEMBER 31, 2005.
      BOTH PROPOSALS 3 AND 4 MUST BE APPROVED BY SHAREHOLDERS IN ORDER FOR THE EXERCISE PERIOD FOR THE STOCK OPTIONS TO BE EXTENDED AND FOR THE PLAN TO BE AMENDED. IF EITHER PROPOSAL 3 OR 4 IS NOT APPROVED, THE STOCK OPTION EXTENSIONS WILL NOT OCCUR AND THE PLAN WILL NOT BE AMENDED.

Proposal 5 — Approval of the Grant of Stock Options to the Estate of the Company’s Former Vice Chairman and Former President of Proformance Insurance Company.
      At the Annual Meeting of Shareholders, the Company’s shareholders will be requested to consider and approve a grant of new nonqualified stock options to the estate of Mr. Frank Campion, our former Vice Chairman and President of Proformance, to replace stock options that were forfeited by the estate on April 25, 2005.
      The Company believes the new grant of stock options to the estate of Mr. Campion is in the best interest of the Company and its shareholders. This would provide an opportunity for the estate of Mr. Campion to realize the economic benefit of these stock options that it would otherwise lose. Mr. Campion was a founding agent of NAHC and the President of Proformance for over 10 years. In recognition of his dedication and contributions to the Company over the past 10 years, the Company believes a grant of new nonqualified stock options to preserve the economic value of the forfeited stock options is appropriate. The board of directors also believes the new grant of stock options to the estate of Mr. Campion will avoid any possible dispute regarding the expiration of the stock options.
      Mr. Campion, the Company’s former Vice Chairman and former President of Proformance, died on January 25, 2005. Under the terms of the Plan and the applicable stock option agreements, if an optionee dies without having fully exercised any outstanding stock options, the right to exercise such stock options expires ninety days following the optionee’s death. Following his death, and in accordance with the terms of the Plan and the applicable stock option agreements, the expiration date of these stock options (none of which had previously been exercised) was accelerated to April 25, 2005. Since the estate of Mr. Campion did not exercise these stock options on or prior to April 25, 2005, the stock options were forfeited. On June 13, 2005, the NAHC board of directors approved, subject to shareholder approval, a grant of new nonqualified stock options to the estate of Mr. Campion, to preserve the value of Mr. Campion’s stock options that expired on April 25, 2005. These new stock options will not be granted under the Plan, but rather will be granted on a stand-alone basis, and will be subject to the same terms and conditions, including the number of shares subject to each stock option and the exercise price of each stock option, as the forfeited stock options, except that the new stock options will expire on December 31, 2005.
      The material terms of the stock options granted under the Plan to Mr. Campion are as follows:

	Number of Shares	Exercise Price
	Underlying	per Share of
Year of Grant	Stock Option	Stock Option

1995	47,300	$1.21
1996	47,300	$1.29
1997	47,300	$2.50
1998	34,400	$2.62
1999	15,050	$2.89
2001	10,750	$0.98
      If the grant of new stock options to the estate of Mr. Campion is approved, the Company will be required to record a compensation expense on its financial statements in the reporting period in which shareholder approval occurs. The expense is determined by the difference between the fair market value of the Company’s common stock on the date of shareholder approval less the exercise price of each stock option, multiplied by the number of shares underlying each stock option. On August 12, 2005 the closing price of the Company’s common stock was $11.05. If this were the fair market value of the common stock on the date of shareholder approval, the expense to the Company would be $1,852,547.50.
      THE BOARD HAS UNANIMOUSLY APPROVED THE GRANT OF STOCK OPTIONS TO THE ESTATE OF MR. FRANK CAMPION, SUBJECT TO SHAREHOLDER APPROVAL, AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE GRANT OF STOCK OPTIONS TO THE ESTATE OF MR. FRANK CAMPION.

Additional Information
      As of the date of this statement, management does not know of any other matter or business which may be brought before the meeting; but if any other matter or business comes before the meeting, it is intended that a vote will be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same.
Shareholder Proposals to be Presented at the 2006 Annual Meeting Of Shareholders
      In accordance with Rule 14a-8 of the Exchange Act, any shareholder who wishes to present a proposal at the 2006 annual meeting of shareholders and to include the proposal in the proxy statement and form of proxy for such meeting must deliver the proposal to the Company’s principal executive offices no later than the close of business on February 23, 2006. Proposals should be addressed to the Secretary, National Atlantic Holdings Corporation, 4 Paragon Way, Freehold, NJ, 07728.
      Pursuant to Rule 14a-4(c)(1) of the Exchange Act, if a shareholder who intends to present a proposal at the 2006 annual meeting of shareholders does not notify the Company of such a proposal on or before February 23, 2006, then proxies received by the Company for that meeting will be voted by the persons named as such proxies in their discretion with respect to such proposals. Notices of such proposals are to be sent to the above address.
Inspectors of Election
      Computershare Investor Services (formerly, EquiServe Trust Company, N.A.) 250 Royall Street, Canton, MA 02021 781-575-3400 http://www.computershare.com has been appointed as Inspectors of Election for the Company’s 2005 annual meeting. Representatives of Computershare will attend the 2005 annual meeting to receive votes and ballots, supervise the counting and tabulating of all votes and ballots, and determine the results of the vote.
Cost of Solicitation
      The cost of soliciting proxies will be borne by the Company. We have contracted with Thompson Financial Services to provide a listen-only webcast of the Annual Meeting over the Internet and telephone for an estimated fee of $7,000. The Company asks banks, brokerage houses, other custodians, nominees and fiduciaries to forward copies of the proxy material to beneficial owners of shares or to request authority for the execution of proxies; and the Company has agreed to reimburse reasonable out-of-pocket expenses incurred. We have retained Georgeson Shareholders Communication, Inc. to act as a proxy solicitor for an estimated fee of $7,000. In addition to solicitations by mail, regular employees of the Company, may, without extra remuneration, solicit proxies personally, or by telephone.

Cynthia L. Codella
Secretary
August 22, 2005

Appendix A
National Atlantic Holdings Corporation
AUDIT COMMITTEE CHARTER

I.	General Statement of Purpose
      The Audit Committee of the Board of Directors (the “Audit Committee”) of National Atlantic Holdings Corporation (the “Company”) assists the Board of Directors (the “Board”) in general oversight and monitoring of: (i) the integrity of financial statements of the Company; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s internal audit function and independent auditors; (iv) the accounting and financial reporting processes of the Company; and (v) the Company’s procedures for compliance with legal and regulatory requirements.

II.	Responsibilities and Authority
      The Audit Committee shall have the sole authority to appoint, replace, determine funding for, and oversee the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee.
      The Audit Committee shall preapprove all auditing and review services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor in accordance with applicable rules and regulations.
      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.
      The Audit Committee shall be responsible for (i) ensuring its receipt of a formal written statement delineating all relationships between the independent auditor and the Company from the independent auditors, consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented; (ii) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and (iii) taking, or recommending that the Board take, appropriate action to oversee the independence of the independent auditor.
      The Audit Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
      The Audit Committee shall be responsible for reviewing and approving any potential conflicts of interest of officers and directors of the Company. The Audit Committee shall also be responsible for evaluating and developing appropriate remedial actions regarding violations of the Company’s Code of Business Conduct.

III.	Audit Committee Principal Processes
      The principal processes of the Audit Committee will generally include the following which are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate:

A.	Financial Statement and Disclosure
      1. Review and discuss with management and the independent auditor the annual earnings release, annual audited financial statements and Annual Report on Form 10-K, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations.
      2. Review and discuss with management and the independent auditor the Company’s quarterly earnings releases, quarterly financial statements and the Quarterly Report on Form 10-Q, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations and the results of the independent auditor’s review of the quarterly financial statements.
      3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.
      4. Review and discuss quarterly reports from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
      5. Review management’s conclusions about the Company’s disclosure controls and procedures.
      6. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.
      7. Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10- and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

B.	Oversight of the Company’s Relationship with the Independent Auditor
      1. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors.
      2. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

C.	Oversight of the Company’s Internal Audit Function
      1. Review the appointment and replacement of the senior internal auditing executive.
      2. Review the significant reports to management prepared by the internal auditing department and management’s responses.

      3. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

IV.	Limitation of Audit Committee’s Role
      Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether or not the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles or the rules of the Commission. Such responsibilities are the duty of management and the independent auditor.

V.	Annual Evaluation
      The Committee shall review this Charter annually and recommend to the Board any improvements to this Charter it deems necessary.

VI.	Membership
      The Committee shall be comprised of a minimum of three (3) directors as appointed by the Board, who shall meet the independence and audit committee composition requirements of the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc., as may be modified or supplemented, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) and any applicable requirements of state law. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet and statements of operations, comprehensive income and cash flows, and to the extent required, at least one member shall be an “Audit Committee Financial Expert” as such term is defined by the Commission.
      The members of the Audit Committee shall be elected by the Board and shall continue to serve as such until the next annual meeting of the Board or until their respective successors are designated. Any vacancy that might arise in the membership of the Audit Committee shall be filled by appointment of the Board.

VII.	Chairman
      The Committee shall include a Committee chairman. The Committee chairman shall be appointed by a majority vote of the Board. The Committee chairman shall be entitled to chair all regular sessions of the Committee, add topics to the agenda, and cast a vote to resolve any ties.

VIII.	Meetings
      The Audit Committee will meet as often as may be deemed necessary or appropriate and at such times and places as it shall determine, but not less frequently than quarterly. The Audit Committee will meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee will record the actions taken at such meetings and will report to the Board with respect to its meetings.
      The Committee chairman may call a Committee meeting upon due notice of each other Committee member at least forty-eight (48) hours prior to the meeting, unless such notice is waived by any Committee member not receiving such notice. Any Committee member may request the Committee chairman to call a meeting. A majority of Committee members, acting in person or by proxy, shall constitute a quorum. The Committee shall be responsible for maintaining minutes and other applicable records of each Committee meeting. The Committee shall report its actions and recommendations to the Board after each Committee meeting.

Appendix B
NATIONAL ATLANTIC HOLDINGS CORPORATION
NONSTATUTORY STOCK OPTION PLAN

1.	Purpose.
      The purposes of this Plan are to encourage stock ownership by key management employees of NATIONAL ATLANTIC HOLDINGS CORPORATION (the “Company”) and the Company’s Subsidiary Companies (“Subsidiary Companies”), to provide an incentive for such employees to expand and improve the profits and prosperity of the Company and Subsidiary Companies, and to assist the Company and Subsidiary Companies in attracting and retaining key personnel through the grant of Options to purchase shares of the Company’s common stock.

2.	Definitions.
      As used in this Plan, the following terms shall have the meanings as set forth below:

2.1 “Board” shall mean the Board of Directors of the Company.

2.2 “Change of Control” shall mean the transfer of Shares representing more than fifty percent (50%) of the voting power of the Company.

2.3 “Committee” shall mean the Compensation Committee composed of the Chief Executive Officer of the Company, the President of all Subsidiary Companies and such other individuals that may be appointed from time to time by the Board.

2.4 “Company” shall mean NATIONAL ATLANTIC HOLDINGS CORPORATION.

2.5 “Date of Expiration” shall mean the date which is ten (10) years after the Date of Issuance.

2.6 “Date of Issuance” shall mean the date on which each Eligible Employee and the Company shall execute an Employee Stock Option Agreement.

2.7 “Date of Retirement” shall mean the date on which the Eligible Employee shall attain the age of sixty-five (65) years.

2.8 “Eligible Employee” shall mean the Directors and Executive Officers of the Company; the Directors and Executive Officers of all Subsidiary Companies; and, such other Officers and Directors of the Company and/or any Subsidiary Companies that the Board may from time to time determine.

2.9 “Employee Stock Option Agreement” shall mean an agreement, which shall be executed by the Participant and the Company pursuant to Section 6.1 of the Plan.

2.10 “Option” shall mean a right to purchase a designated number of shares of Class B Nonvoting Common Stock of the Company, granted pursuant to the Plan as set forth in an Employee Stock Option Agreement.

2.11 “Option Price” shall mean one hundred five percent (105%) of the G.A.A.P. book value of one (1) share of the Company as of the Allocation Valuation Date multiplied by the number of Shares receivable upon exercise of the Option.

2.12 “Participant” shall mean an Eligible Employee of the Company or any of its Subsidiary Companies to whom an Option is granted under the Plan.

2.13 “Plan” shall mean this National Atlantic Holdings Corporation Nonstatutory Stock Option Plan.

2.14 “Plan Year” shall mean the year beginning January 1, and ending December 31.

2.15 “Shares” shall mean all classes of Voting and Nonvoting Common Stock in the Company.

2.16 “Share Repurchase Agreement” shall mean the National Atlantic Holdings Corporation Stock Repurchase Agreement previously entered into by the Company and a Participant or hereafter entered into by the Company and a Participant pursuant to Section 6.2 of the Plan.

2.17 “Subsidiary Companies” shall mean any corporation, all of the common stock of which is owned by the Company.

2.18 “Valuation Date” shall mean December 31 of the calendar year immediately preceding the Date of Issuance.

3.	Administration of Plan.
      3.1 The Committee shall be responsible for the administration of the Plan, and determining among other things, who is an Executive Officer of the Company and its Subsidiary Companies.
      3.2 The Committee shall hold meetings upon such notice at such place or places, and at such time or times as the members shall determine from time to time. The Committee may delegate ministerial duties to one or more employees of the Company or Subsidiary Companies and may authorize one or more employees or any agent to execute or deliver any instrument or make any payment on behalf of the Committee or may employ or engage such persons as may reasonably be required or desirable in carrying out the provisions of this Plan.
      3.3 The Board shall set forth the manner in which the Committee shall operate (e.g., number of members to serve on the Committee, majority or unanimous consent, actions by resolution or meeting, etc.).
      3.4 Annually, the Committee shall determine, in its sole discretion, subject to the provisions of the Plan, whether Options will be issued to Participants and the number of Shares subject to each Option to be granted to each type of Eligible Employee.
      3.5 In addition to such other rights and indemnifications as they may have, the members of the Committee shall be indemnified by the Company against all costs and expenses incurred by them or any of them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action or failure to act under or in connection with the Plan or any award granted pursuant thereto and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding; provided that upon institution of any such action or proceeding, the person desiring indemnification shall give the Company opportunity, at its own expense, to handle and defend the same.
      3.6 The Company shall bear all costs and expenses incident to the administration of the Plan.
      3.7 The Committee shall administer the Plan and construe its provisions; any determination by the Committee in carrying out, administering or construing this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.

4.	Reservation of Shares of Stock.
      4.1 There will be reserved for issuance upon the exercise of an Option by a Participant under the Plan, the number of Class B Nonvoting Common Shares of the Company sufficient to satisfy the requirements of the Plan (the “Option Share Reserve”). Such shares may be in whole or in part, as the Board shall from time to time determine, authorized and unissued shares of Class B Nonvoting Common Stock or issued shares of Class B Nonvoting Common Stock which shall have been reacquired by the Company. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.
      4.2 In the event that the shares of Class B Nonvoting Common Stock of the Company should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Option Share Reserve shall be appropriately adjusted to reflect such action. If any such adjustment shall result in a fractional share, such fraction shall be disregarded. Upon the issuance of Options hereunder, the Option Share Reserve shall be reduced in proportion to the number of shares subject to such Options, as set forth in the Employee Stock Option Agreements. Distributions of Shares resulting from the exercise of an Option may, as the Board shall in its sole discretion determine, be made from authorized but unissued shares or from treasury shares. All authorized and unissued shares issued as the result of the exercise of an Option in accordance with the Plan shall be fully paid and non-assessable shares and free from preemptive rights.

5.	Eligibility; Issuance of Options.
      5.1 During each complete Plan Year in which an Eligible Employee serves in one of the categories described below and the Committee, pursuant to Section 3.4, determines that Options shall be issued, each Eligible Employee shall receive an Option to purchase the number of Shares of the Company’s Class B Nonvoting Common Stock, as determined by the Committee under Section 3.4 of the Plan.
      5.2 If a Participant has been employed in more than one of the Eligible Employee categories in each year in which Options are issued to Participants, the maximum a Participant can receive each plan year is an Option for the number of shares of the Company’s Class B Nonvoting Common Stock equal to only one Board seat, no matter how many seats are held and one Executive Officership, no matter how many Officerships are held.
      5.3 If the Committee determines to issue Options to Eligible Employees pursuant to Section 3.4, such Options shall be issued to Eligible Employees the year following the Plan Year.

6.	Payment and Representations Required of Participants.
      6.1 Upon the issuance of an Option, the Participant and the Company shall execute an Employee Stock Option Agreement in writing.
      6.2 Upon the issuance of an Option, if a Participant has not previously entered into a Share Repurchase Agreement with the Company, the Participant and the Company shall execute a Share Repurchase Agreement in writing.

7.	Terms and Conditions of Options.
      7.1 The Option Price for each Share purchased pursuant to the exercise of an Option shall be paid in full in cash at the time of the exercise of the Option under the Plan. Otherwise, an exercise of any Option granted under the Plan shall be invalid and of no effect. Promptly after the exercise of an Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing his ownership of such Stock. A Participant shall have none of the rights of a shareholder until Shares are issued to the Participant, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.
      7.2 Certificates of stock issued upon the exercise of an Option shall be imprinted with the following legend, in addition to such other legends as counsel to the Company may deem appropriate:
RESTRICTED SHARES
      The Shares represented by this certificate are issued and held subject to the restrictions on transfers and other matters contained in the Certificate of Incorporation of the Corporation, as such as amended and may be amended from time to time, a certain Share Repurchase Agreement by and among the Corporation and its Shareholders, and the Nonstatutory Stock Option Plan of the Company which are available for inspection at the offices of the Corporation. Transfer of the Shares represented by this certificate cannot be made except upon compliance with such provisions, of which notice is hereby given. The Corporation will mail to any person affected by such restrictions, a copy thereof, without charge, within five (5) days after receipt of a written request therefor.
      The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities laws. They may not be sold or offered for sale in the absence of an effective registration statement as to the securities under said act and any applicable state securities law or an opinion of counsel satisfactory to the Corporation that such registration is not required.
      7.3 Each Option shall be exercisable in exchange for up to but not in excess of the number of Shares of Class B Nonvoting Common Stock of the Company as specified in the Employee Stock Option Agreement.
      7.4 The Participant may not exercise the Option until the earliest to occur of the following events:

(a) Three (3) years from the Date of Issuance;

(b) The Date of Retirement of the Participant or, in the case of a Director of the Company or a Subsidiary Company, the date of expiration of the Director’s term;

(c) The Date of Change of Control; or

(d) Upon the date of an offering of shares in the Company and/or any of its affiliates through an initial public offering in which the securities of the Company and/or any of its affiliates are registered under the Securities Act of 1933, as amended.
      7.5 The Participant may not exercise an Option after the Expiration Date.
      7.6 The Participant may not sell, exchange, transfer, pledge, hypothecate or otherwise dispose of an Option or the Shares received upon the exercise of an Option except in accordance with the terms of this Plan and the Share Repurchase Agreement.
      7.7 Any and all unexercised Options issued to a Participant shall be of no force and effect following the termination of the Participant’s employment with the Company or any Subsidiary Company for any reason other than death, with or without cause, provided, however, that if the Participant dies while in the employ of the Company, the provisions of Section 8 shall apply.

8.	Rights in Event of Death.
      If a Participant dies without having fully exercised his or her Options, the executors or administrators, or legatees or heirs, of his or her estate shall have for ninety (90) days following the Participant’s death, the right to exercise such Options; provided, however, that in no event shall the Options be exercisable more than ten years from the date they were granted.

9.	No Obligation to Exercise Option.
      The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

10.	Nonassignability.
      Options shall not be transferable other than by will or by the laws of descent and distribution (subject to Section 8, above), and during a Participant’s lifetime shall be exercisable only by such Participant.

11.	Limitations.
      11.1 Except as specifically provided herein, no person shall at any time have any right to receive an Option hereunder and no person other than the Committee shall have authority to enter into an agreement for the making of an allocation or to make any representation or warranty with respect thereto.

      11.2 Participants who receive an Option hereunder shall have no rights in respect thereof except as set forth in the Plan.
      11.3 Neither the action of the Company in establishing the Plan or entering into any Share Repurchase Agreement, nor any action taken by it or by the Board or the Committee under the Plan or any Share Repurchase Agreement, nor any provision of the Plan or any Share Repurchase Agreement, shall be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary Company.

12.	Amendment, Suspension or Termination of the Plan in Whole or in Part.
      The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that such amendment shall not affect adversely the accrued rights of Participants under the Plan.

13.	Effective Date.
      The Plan shall be effective as of January 1, 1995.

14.	Governing Law.
      The Plan shall be governed by the laws of the State of New Jersey.

APPENDIX A
      Notwithstanding any other provision of the Plan to the contrary, the Board shall be authorized to amend the Employee Stock Option Agreements dated June 15, 1995 for each of James V. Gorman, Peter A. Cappello, Jr. and Steven V. Stallone to extend the exercise period for the Options granted thereunder through December 31, 2005.

DETACH HERE                    ZNAH12
PROXY
NATIONAL ATLANTIC HOLDINGS CORPORATION
Proxy Solicited on Behalf of the Board of Directors of
National Atlantic Holdings Corporation for Annual Meeting of Shareholders, September 19, 2005
The undersigned, a shareholder of National Atlantic Holdings Corporation (the “Company”) hereby constitutes and appoints Cynthia L. Codella and Frank J. Prudente and/or any one or more of them (with full power of substitution in each), proxies to vote all the shares of the Common Stock of the Company registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on Monday, September 19, 2005 at 9:30 a.m. in the Hilton Woodbridge, located at 120 Wood Avenue, South Iselin, New Jersey and at any adjournments thereof, on matters coming before said meeting.
This proxy when properly executed will be voted as specified by the shareholder. If no specifications are made, the proxy will be voted FOR the nominees described in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
HAS YOUR ADDRESS CHANGED?

NATIONAL ATLANTIC
HOLDINGS CORPORATION
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

DETACH HERE	ZNAH11
3958
☒ Please mark
           votes as in
           this example.
The Board of Directors recommends a vote FOR the election of nominees as a director and FOR Proposals 2, 3, 4 and 5.

1.	Election of Class I Directors.
Nominees: (01) Thomas J. Sharkey, Sr., (02) Steven V. Stallone
Election of Class III Director.
Nominee: (03) Martin Krupnick, Psy.D.

FOR ALL NOMINEES	☐	☐	WITHHOLD FROM ALL NOMINEES

☐

Instructions: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.

2. Ratification of the appointment of Deloitte & Touche LLP as independent public accounts for 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Amendment to the Nonstatutory Stock Option Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. Amendment to Certain Stock Options Granted in 1995 to Extend the Exercise Period until December 31, 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. Approval of the Grant of Stock Options to the Estate of the Company’s Former Vice Chairman and Former President of Proformance Insurance Company.	FOR ☐	AGAINST ☐	ABSTAIN ☐

6. In their discretion, to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted as specified by the shareholder. If no specifications are made, the proxy will be voted FOR the nominees described in Proposal 1 and

FOR Proposal 2.

Mark box at right if an address change has been noted on the reverse side of this card.	☐
Please sign this proxy exactly as name appears hereon.
When shares are held by joint tenants, both should sign.
When signing as attorney, administrator, trustee or
guardian, please give full title as such.

Signature:	Date:	Signature:	Date: